NATIONWIDE MUTUAL FUNDS
Nationwide Mid Cap Market Index Fund

Supplement dated June 8, 2011
to the Summary Prospectus dated March 1, 2011

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective immediately, an account that is subject to an Automatic Asset Accumulation Plan may be opened to purchase Class A, Class B or Class C shares with no minimum investment, so long as each monthly purchase is at least $50.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE